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                    Note: Cells in red font are calculations

FICO                TOTAL BALANCE               LTV      ADJUSTED BALANCE[1]               WA LOAN         WAC    % COVERED     WA
                           AMOUNT     %[2]                    AMOUNT            %[2]       BALANCE                  BY         FICO
                                                                                                                 Mortgage
                                                                                                                    Ins.
----                -------------               ---      -------------------               -------         ---    ---------     ----
FICO NA                         0       0%    > 65.0                  0           0%
0 - 500                 1,302,757       0%    > 65.0            969,040           0%       144,751       8.484      -           500
500.01 - 550           87,888,463      14%    > 70.0         59,492,089           9%       161,857       8.487      -           527
550.01 - 575           55,234,487       9%    > 70.0         41,771,763           7%       156,472       8.168      -           563
575.01 - 600           60,241,366       9%    > 70.0         49,345,118           8%       152,125       7.808      -           589
600.01 - 620           60,633,993      10%    > 70.0         51,578,091           8%       164,320       7.531      -           611
620.01 - 650          116,741,728      18%    > 80.0         43,618,408           7%       177,419       7.321      -           636
650.01 - 680          110,100,952      17%    > 80.0         35,099,120           6%       197,668       7.110      -           665
680.01 - 700           58,331,385       9%    > 85.0         10,916,407           2%       197,065       6.707      -           690
700.01 - 750           62,545,356      10%    > 85.0         12,349,674           2%       199,189       6.947      -           721
750.01 - 800           20,901,158       3%    > 85.0          4,640,460           1%       188,299       6.908      -           765
800 +                   1,417,006       0%    > 85.0            385,715           0%       177,126       7.056      -           806
Total:                635,338,651     100%                   310,165,885         49%       175,799       7.481      -           630
    FICO: Average             630            Non-Zero Min:500                      Max:   813


FICO                        WA       WA     % SFD      %    % FULL        %
                           LTV      DTI     /PUD%    OWNER     DOC    CASHOUT
                                                       OCC              REFI
----                       ----       --     -----    ----    ------  ---------
FICO NA
0 - 500                  67.68    47.40     100.0    100.0    75.6      93.0
500.01 - 550             74.67    41.02      91.2     98.9    66.1      86.1
550.01 - 575             78.30    41.24      92.5     97.9    65.7      79.6
575.01 - 600             80.59    39.88      93.6     97.5    64.9      70.8
600.01 - 620             81.74    41.09      86.0     97.7    63.4      67.2
620.01 - 650             81.92    41.78      87.9     95.3    46.0      49.1
650.01 - 680             82.09    41.58      85.9     92.7    34.8      40.7
680.01 - 700             81.11    41.11      86.8     95.7    39.6      37.8
700.01 - 750             82.39    41.53      82.6     91.4    25.1      18.6
750.01 - 800             81.93    40.43      76.5     85.6    25.5      15.1
800 +                    81.00    39.21      89.8    100.0    29.7       5.5
Total:                   80.43    41.22      87.8     95.4    48.7      54.0
    FICO: Average



DEBT TO INCOME (DTI) RATIO
--------------------------

DTI                  Total                  FICO        Adjusted               WA Loan        WAC   % Covered by     WA        WA
                     Balance                          Balance[1]     %[2]      Balance             Mortgage Ins   FICO        LTV
                     -------                ----      ----------     ----      -------             ------------   ----        ---
<= 20               19,496,494        3%    < 550         Amount       0%      146,590     7.692          -        635      78.03
20.001 - 25.00      19,922,487        3%    < 550      2,239,007       1%      133,708     7.667          -        617      78.17
25.001 - 30.00      32,013,227        5%    < 575      4,004,139       2%      134,509     7.704          -        618      78.36
30.001 - 35.00      61,265,392       10%    < 575      9,696,835       2%      154,711     7.518          -        630      79.25
35.001 - 40.00      94,489,906       15%    < 600     15,090,589       4%      172,113     7.485          -        634      81.02
40.001 - 45.00     161,493,032       25%    < 625     28,051,886      10%      183,933     7.411          -        634      80.83
45.001 - 50.00     200,089,718       31%    < 650     66,264,444      18%      194,640     7.457          -        634      81.48
50.001 - 55.00      43,799,966        7%    < 675    116,375,024       6%      190,435     7.435          -        606      78.32
55+                  2,768,428        0%    < 700     36,851,051       0%      212,956     7.613          -        604      77.31
Total:             635,338,651      100%               2,360,435      44%      175,799     7.481          -        630      80.43
   DTI: Average          41.22                  Min: 280,933,410     Max:    59.83
                                                    4.26
DTI                     WA    % SFD       %     % FULL      %
                       DTI    /PUD%     OWNER     DOC     CASHOUT
                       ---    -----     -----     ---     -------

<= 20                15.14     92.5      77.4      52.7     65.1
20.001 - 25.00       22.77     87.1      88.7      61.4     74.5
25.001 - 30.00       27.75     92.7      95.9      63.3     66.2
30.001 - 35.00       32.68     88.0      93.9      55.2     60.2
35.001 - 40.00       37.70     89.8      96.7      45.7     52.5
40.001 - 45.00       42.60     86.1      96.7      42.8     49.1
45.001 - 50.00       47.61     88.0      96.4      43.7     49.1
50.001 - 55.00       52.44     84.5      96.6      71.3     65.3
55+                  57.59     61.8      78.0      72.1     61.7
Total:               41.22     87.8      95.4      48.7     54.0
   DTI: Average


LOAN TO VALUE (LTV) RATIO
-------------------------

LTV             TOTAL BALANCE             DTI        ADJUSTED             WA LOAN       WAC      % COVERED BY     WA          WA
                      AMOUNT                       BALANCE[1]             BALANCE                MORTGAGE INS.   FICO         LTV
                                                    ----------            -------                -------------   ----         ---
                       Amount      %[2]                Amount      %[2]
< 60.00            31,042,665        5%  > 50       4,257,669        1%    126,190     7.596          -           589         48.64
60.01 - 70.00      54,344,393        9%  > 50       4,860,641        1%    178,764     7.566          -           586         66.52
70.01 - 80.00     322,069,734       51%  > 50      21,410,397        3%    211,332     7.016          -           647         79.04
80.01 - 85.00      71,953,895       11%  > 50       6,601,887        1%    184,497     7.811          -           601         84.35
85.01 - 90.00      92,141,381       15%  > 50       5,533,517        1%    178,223     7.905          -           623         89.58
90.01 - 95.00      34,695,995        5%  > 50       1,948,574        0%    171,762     8.143          -           634         94.77
95.01 - 100.00     29,090,588        5%  > 50       1,955,710        0%     67,496     9.396          -           667         99.95
100+                        0        0%  > 50               0        0%
Total:            635,338,651      100%            46,568,394        7%    175,799     7.481          -           630         80.43
  LTV: Average          80.43      Min:  13.97           Max:  100.00


LOAN TO VALUE (LTV) RATIO


LTV                   WA       % SFD     %OWNER    % FULL     % CASHOUT
                      DTI      / PUD      OCC       DOC         REFI
                      ---                 ---       ---         ----
< 60.00                38.91     86.7     93.2      65.1        91.6
60.01 - 70.00          39.19     85.9     94.6      52.4        90.4
70.01 - 80.00          41.85     87.6     97.9      40.7        37.0
80.01 - 85.00          41.26     88.6     94.7      54.0        79.6
85.01 - 90.00          40.69     88.5     86.8      56.2        62.7
90.01 - 95.00          41.82     90.1     96.0      65.1        63.8
95.01 - 100.00         41.29     87.7     99.5      56.5        31.7
100+
Total:                 41.22     87.8     95.4      48.7        54.0
  LTV: Average


[1] Balance of the collateral cut with second qualifier, i.e. (LTV), FICO, DTI etc.
All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.




GEOGRAPHIC CONCENTRATION - TOP 12 STATES

STATE         TOTAL BALANCE              WA LOAN       WAC     % COVERED BY       WA      WA          WA DTI    % SFD    % OWNER
                     AMOUNT      %[2]    BALANCE               MORTGAGE INS.    FICO      LTV         DTI       / PUD      OCC
                     ------      ----    -------      ----     -------------    ----      ---         ---       -----      ---
California      234,493,727       37%    272,985      6.931         -             644     78.77      41.96       88.4       96.9
Florida         104,316,126       16%    153,859      7.626         -             631     81.44      41.29       87.8       91.7
Nevada           20,460,694        3%    196,737      7.130         -             649     80.31      41.29       95.0       94.0
New Jersey       19,579,280        3%    210,530      8.076         -             603     77.09      42.56       75.2       95.4
Virginia         18,728,506        3%    193,077      7.640         -             611     78.09      41.28       94.0       98.7
Illinois         17,975,907        3%    160,499      7.516         -             620     84.49      40.75       74.3       94.8
Washington       17,596,949        3%    193,373      7.187         -             646     80.98      42.16       89.1       99.1
Arizona          17,391,855        3%    153,910      7.458         -             628     83.01      37.49       96.8       96.6
New York         16,807,053        3%    227,122      7.648         -             617     77.03      43.82       65.9       95.4
Massachusetts    12,018,909        2%    267,087      7.616         -             622     79.01      40.96       64.6       94.5
Michigan         11,277,913        2%    110,568      8.163         -             605     84.00      39.57       98.5       95.7
Maryland         10,841,014        2%    190,193      7.365         -             614     75.51      39.96       88.4       98.2
Other           133,850,718       21%    112,574      8.230         -             616     83.08      40.01       90.9       94.5
Total:          635,338,651      100%    175,799      7.481         -             630     80.43      41.22       87.8       95.4


STATE           % FULL   % CASHOUT
                  DOC      REFI
                  ---      ----
California        35.7     49.1
Florida           41.2     39.8
Nevada            50.0     41.9
New Jersey        57.2     81.7
Virginia          64.2     77.4
Illinois          63.0     61.6
Washington        52.7     49.8
Arizona           76.3     61.4
New York          56.3     75.1
Massachusetts     40.3     63.9
Michigan          62.0     67.0
Maryland          63.4     78.4
Other             65.2     60.2
Total:            48.7     54.0



PRINCIPAL BALANCE
-----------------

SCHEDULED
PRINCIPAL        TOTAL BALANCE             WA LOAN         WAC     % COVERED BY     WA        WA          WA       % SFD    % OWNER
BALANCE              AMOUNT         %[2]   BALANCE                 MORTGAGE INS.   FICO      LTV         DTI       / PUD      OCC
-------              ------         ----   -------        ----    -------------    ----      ---         ---       -----      ---

0 - $50K            15,055,126        2%   37,544         9.931         -           628     87.29      38.11       87.0       97.5
$51 - $200K        233,830,716       37%  117,032         7.938         -           620     80.12      39.90       88.2       93.8
$200.1 - $250K      86,352,168       14%  224,291         7.196         -           630     79.58      41.81       87.8       97.2
$250.1 - $300K      73,421,369       12%  273,960         7.316         -           624     79.82      41.82       88.8       94.8
$300.1 - $400K     116,102,468       18%  342,485         7.129         -           635     80.55      42.47       84.8       97.1
$400.1 - $500K      69,223,028       11%  449,500         6.948         -           648     80.82      42.84       86.4       93.6
$500.1 - $600K      24,318,467        4%  540,410         6.750         -           654     81.69      41.84       91.1       97.7
$600.1 - $700K      11,204,909        2%  659,112         6.876         -           675     82.42      42.57      100.0      100.0
$700.1 - $800K       3,900,400        1%  780,080         6.671         -           666     80.61      38.38      100.0      100.0
$800.1 - $900K               0        0%
$900.1 - $1000K      1,930,000        0%  965,000         6.624     0.000           693     76.46      35.00      100.0      100.0
>$1000K                      0        0%
Total:             635,338,651      100%  175,799         7.481         -           630     80.43      41.22       87.8       95.4


Scheduled
PRINCIPAL          % FULL   % CASHOUT
BALANCE              DOC      REFI
-------              ---      ----

0 - $50K            61.7     55.3
$51 - $200K         60.7     58.8
$200.1 - $250K      50.2     53.9
$250.1 - $300K      43.7     56.7
$300.1 - $400K      38.7     50.8
$400.1 - $500K      29.2     40.9
$500.1 - $600K      37.5     64.6
$600.1 - $700K      46.2     23.8
$700.1 - $800K      59.7     40.3
$800.1 - $900K
$900.1 - $1000K     50.5    100.0
>$1000K
Total:              48.7     54.0



DOCUMENTATION TYPE
------------------

DOC TYPE       TOTAL BALANCE           WA LOAN        WAC   % COVERED      WA        WA          WA     % SFD    % OWNER  % CASHOUT
                     AMOUNT            BALANCE              MORTGAGE INS.  FICO      LTV         DTI     / PUD      OCC       REFI
                     ------            -------        ---   -------------  ----      ---         ---     -----      ---       ----
                                 %[2]
Full Doc        309,508,896       49%  154,138      7.506         -         611     80.34      40.69     89.4       96.3     67.9
Stated Doc      313,679,153       49%  206,232      7.450         -         648     80.47      41.76     86.2       94.7     40.9
Limited Doc       9,154,479        1%  130,778      7.527         -         638     80.56      40.54     88.3       96.4     40.8
NINA              2,996,122        0%  199,741      7.964     0.000         678     85.38       0.00     87.3       60.9     31.6
Other                     0        0%
Total:          635,338,651      100%  175,799      7.481         -         630     80.43      41.22     87.8       95.4     54.0




PROPERTY TYPE
-------------

PROPERTY      TOTAL BALANCE            WA LOAN        WAC   % COVERED        WA        WA        WA     % SFD     % OWNER  % CASHOUT
TYPE                 AMOUNT            BALANCE              MORTGAGE INS.   FICO      LTV       DTI     / PUD       OCC       REFI
----                 ------            -------              -------------   ----      ---       ---     -----       ---       ----
                                 %[2]
Single Family   481,291,646       76%  170,792      7.513         -         626     80.31     41.03       96.3       50.5     57.6
PUD              76,474,237       12%  214,815      7.221         -         641     81.91     41.38       97.6       43.9     36.6
Townhouse         3,616,611        1%  106,371      8.319     0.000         609     77.65     36.93       98.6       80.5     91.1
2-4 Family       33,970,347        5%  231,091      7.509         -         632     78.36     44.02       82.7       40.8     57.4
Condo            38,567,114        6%  158,712      7.424         -         664     81.19     41.36       89.6       37.9     36.3
Manufactured      1,418,696        0%   88,668      9.326     0.000         647     75.95     36.50      100.0      100.0    100.0
Other                     0        0%                         0.000
Total:          635,338,651      100%  175,799      7.481         -         630     80.43     41.22       95.4       48.7     54.0



Primary Mortgage Insurance
--------------------------

MORTGAGE INSURA         TOTAL BALANCE                 WA LOAN     WAC     % COVERED      WA        WA       WA        % OWNER
                               AMOUNT          %[2]   BALANCE             MORTGAGE INS.  FICO      LTV      DTI        OCC
                               ------          ----   -------     ---    -------------  ----      ---      ---        ---
Loans >80 LTV w/MI         -            0%
Loans >80 LTV w/oMI       212,103,098           33%   176,019    7.947       -          619       89.36    41.08      91.8
Other                     423,235,553           67%   196,459    7.247     0.137        636       75.95    41.29      97.2
Total:                     -            0%


MORTGAGE INSURA              %          INFULL   IS MI DOWN
                          CASHOUT          DOC    TO 60 LTV
                          -------         ---    ---------
Loans >80 LTV w/MI
Loans >80 LTV w/oMI          67.9         58.6      -
Other                        47.1         43.8      -
Total:



LOAN PURPOSE
------------

LOAN PURPOSE          TOTAL BALANCE               WA LOAN      WAC     % COVERED       WA.      WA          WA      % SFD   % OWNER
                             AMOUNT   %[2]        BALANCE             MORTGAGE INS.  FICO      LTV         DTI      / PUD    OCC
                             ------   ----        -------             -------------  ----      ---         ---      -----    ---
Debt Consolidation         -            0%
Refinance - Casho       343,181,725           54% 169,640    7.712      --            604      78.49     40.50      88.9     96.1
Purchase                272,853,852           43% 186,503    7.184      --            664      82.76     42.15      85.9     94.5
Refinance - Rate        T19,303,074            3% 150,805    7.569      --            614      81.84     40.95      94.9     95.3
Other                      -            0%                              --
Total:                  635,338,651          100% 175,799    7.481      --            630      80.43     41.22      87.8     95.4




FIXED VS. FLOATING COLLATERAL
-----------------------------

COLLATERAL    TOTAL BALANCE               WA LOAN      WAC   % COVERED BY    WA       WA        WA       WA   % OWNER   % CASHOUT
TYPE                 AMOUNT     %[2]      BALANCE            MORTGAGE INS.  FICO     LTV      FICO      DTI      OCC       REFI
----                 ------     ----      -------      ---   -------------  ----     ---      ----      ---      ---       ----
Fixed           69,763,035       11%       94,402     8.250      --          640     80.40    39.69    84.5      97.2     67.6
Floating       193,419,590       30%      286,548     6.69-      --          669     80.80    42.03    89.9      96.2     30.5
A2/6           332,473,906       52%      171,821     7.78-      --          608     80.23    41.10    87.2      94.5     65.1
A3/6            39,682,119        6%      149,744     7.38-      --          611     80.37    41.02    88.4      95.2     51.7
Other                 0.00        0%
Total:         635,338,651      100%      175,799     7.481      --          630     80.43    41.22    87.8      95.4


COLLATERAL
TYPE                INDEX    MARGIN
----                -----    -------
Fixed
Floating    6 Month Libor    6.096
A2/6        6 Month Libor    6.484
A3/6        6 Month Libor    6.763
Other
Total:       54.0             6.371



LIEN STATUS
-----------

LIEN STATUS       TOTAL BALANCE           WA LOAN        WAC   % COVERED BY      WA      WA      WA     % SFD   % OWNER   % CASHOUT
                         AMOUNT    %[2]   BALANCE              MORTGAGE INS.   FICO      LTV     DTI    / PUD     OCC        REFI
                         ------    ----   -------              -------------   ----      ---     ---    -----     ---        ----
First Lien          618,433,271     97%   189,239      7.408       -            629    79.97    41.23    87.9     95.3       54.9
Second Lien          16,905,380      3%    48,859     10.160       -            680    97.37    40.74    84.1     99.0       21.5
Third Lien                    0      0%
Total:              635,338,651    100%   175,799      7.481       -            630    80.43    41.22    87.8     95.4       54.0



OCCUPANCY STATUS
----------------

OCCUPANCY TYPE        TOTAL BALANCE             WA LOAN     WAC    % COVERED BY    WA.        WA    WA DTI
                            AMOUNT     %[2]     BALANCE            MORTGAGE INS.  FICO        LTV      DTI
                            ------     ----     -------            -------------  ----        ---      ---
Primary Residence    605,929,656        95%     176,759   7.462          -         629      80.37    41.34
Second Home          4,640,885           1%     178,496   8.165          -         661      84.23    40.31
Investment           24,768,110          4%     154,801   7.809          -         669      81.10    38.27
Non-owner                    0           0%
Other                        0           0%
Total:               635,338,651       100%     175,799      7.481       -         630      80.43    41.22

OCCUPANCY TYPE        % SFD    % OWNER     % CASHOUT
                      / PUD       OCC         REFI
                      -----       ---         ----
Primary Residence      88.8      100.0       54.4
Second Home            77.7        0.0       38.1
Investment             64.1        0.0       47.3
Non-owner
Other
Total:                 87.8       95.4       54.0




PREPAYMENT PENALTY
------------------

PREPAYMENT
CHARGES
TERM AT         TOTAL BALANCE         WA LOAN     WAC   % COVERED BY   # OF     WA      WA      WA    % SFD  % OWNER   % CASHOUT
ORIGINATION            AMOUNT  %[2]   BALANCE           MORTGAGE INS  LOANS   FICO     LTV     DTI    / PUD     OCC      REFI
-----------            ------  ----   -------     ---   ------------  -----   ----     ---     ---    -----     ---      ----
0 Months          96,549,448     15%   157,247    8.002        -        614     622   80.65   40.83     81.0     94.4     60.6
6 Months             163,383      0%   163,383    7.490        -          1     650   80.00   42.71    100.0    100.0    100.0
12 Months         30,517,633      5%   244,141    7.376        -        125     642   80.34   41.83     76.9     92.3     48.8
24 Months        394,132,520     62%   184,433    7.426        -      2,137     631   80.84   41.37     89.5     95.3     51.6
36 Months        110,618,863     17%   155,146    7.260        -        713     632   78.82   40.88     90.4     97.0     57.9
60 Months          2,681,383      0%   134,069    7.068        -         20     635   79.94   40.05     98.1    100.0     75.3
Other                675,421      0%   168,855    7.386        -          4     597   79.01   43.91    100.0    100.0     44.8
Total:           635,338,651    100%   175,799    7.481        -      3,614     630   80.43   41.22     87.8     95.4     54.0




PREPAYMENT PENALTY
------------------

PREPAYMENT
CHARGES
TERM AT        TOTAL BALANCE             WA LOAN    WAC   % COVERED BY   # OF      WA     WA      WA    % SFD   % OWNER   % CASHOUT
ORIGINATION           AMOUNT    %[2]     BALANCE          MORTGAGE INS  LOANS    FICO    LTV     DTI    / PUD      OCC      REFI
-----------           ------    ----     -------          ------------  -----    ----    ---     ---    -----      ---      ----
0 Months        96,549,448       15%    157,247   8.002         --        614      622  80.65  40.83     81.0      94.4     60.6
6 Months           163,383        0%    163,383   7.490         --          1      650  80.00  42.71    100.0     100.0    100.0
12 Months       30,517,633        5%    244,141   7.376         --        125      642  80.34  41.83     76.9      92.3     48.8
24 Months       394,132,520      62%    184,433   7.426         --      2,137      631  80.84  41.37     89.5      95.3     51.6
36 Months       110,618,863      17%    155,146   7.260         --        713      632  78.82  40.88     90.4      97.0     57.9
60 Months        2,681,383        0%    134,069   7.068         --         20      635  79.94  40.05     98.1     100.0     75.3
Other              675,421        0%    168,855   7.386         --          4      597  79.01  43.91    100.0     100.0     44.8
Total:          635,338,651     100%    175,799   7.481         --      3,614      630  80.43  41.22     87.8      95.4     54.0

TOP 5 MSA                                           TOP 5 ORIGINATORS
---------                                           -----------------

                                   MSA     %[2]     Originator            %[2]
Los Angeles-Riverside-Orange County-CA    18.40                           ----
Unknown                                   13.48     New Century          18.56
San Francisco-Oakland-San Jose-CA          7.53     Chapel               15.31
Miami-Fort Lauderdale-FL                   6.76     Home Owners          12.71
Washington-Baltimore-DC-MD-VA-WV           3.66     First NLC            10.68
Chicago-Gary-Kenosha-IL-IN-WI              2.67     Lime Financial        8.76

SERVICERS
---------

Servicer                      %[2]
Countrywide
Saxon

RATING AGENCY BASE CASE LOSS EXPECTATIONS
-----------------------------------------


          STANDARD & POORS: ANALYST NAME :
          --------------------------------
          FORECLOSURE FREQUENCY          LOSS SEVERITY     CUMULATIVE LOSSES
          ---------------------          --------------     -----------------
AA
A
A-
BBB+
BBB
BBB-
B


          MOODY'S: ANALYST NAME :
          ----------------------
          FORECLOSURE FREQUENCY         LOSS SEVERITY     CUMULATIVE LOSSES
          --------------------          --------------     -----------------
AA
A
A-
BBB+
BBB
BBB-
B

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.



                      BREAKEVEN CDR                CUMULATIVE LOSSES
                      -------------                -----------------
               25 CPR     40 CPR    60 CPR     25 CPR      40 CPR       60 CPR
        AA
         A
        BBB
       BBB-

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:


                  MULTIPLE OF DEFAULT RAMP           CUMULATIVE LOSSES
                  ------------------------           -----------------
               25 CPR     40 CPR    60 CPR     25 CPR      40 CPR       60 CPR
        AA
         A
        BBB
       BBB-